UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December, 27, 2001

Date of Filing of Form 8-K

December 19, 2001

Date of Report (Date of earliest event reported)

OUTSOURCE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

FLORIDA	000-23147	65-0675628

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE
DELRAY BEACH, FLORIDA 33445

(Address of principal executive offices)

(561) 454-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
MONTHLY OPERATING REPORT AND INTERIM STATEMENT

Item 5. Other Events

     As previously reported, Outsource International, Inc., a Florida corporation (the “Company”), together with all of its operating subsidiaries, filed voluntary Petitions for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Central District of California (“Bankruptcy Court”), Case Nos. LA-01-28160-BB, LA-01-28173-BB, LA-01-28179-BB, LA-01-28185-BB, LA-01-28191-BB, LA-01-28197-BB and LA-01-28201-BB Jointly Administered, on June 11, 2001. The Company retains control of its assets and is authorized to operate its business as a debtor in possession under the jurisdiction of the Bankruptcy Court.

     As a result of the Chapter 11 proceeding, the Company is filing with the Office of the U.S. Bankruptcy Trustee the Company’s Monthly Operating Report (the “Monthly Operating Report”) and Interim Statement (the “Interim Statement”). The Company intends to file with the Securities and Exchange Commission (the “SEC”), each under the cover of a Form 8-K, the Monthly Operating Report and the Interim Statement filed with the Bankruptcy Trustee.

     On December 19, 2001, the Company filed with the Bankruptcy Trustee its Monthly Operating Report and Interim Statement for the period from October 29, 2001 to November 25, 2001 in connection with the Company’s ongoing proceeding under Chapter 11 of the U.S. Bankruptcy Code. Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Monthly Operating Report and Interim Statement filed with the Bankruptcy Trustee.

     The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report and Interim Statement. The Monthly Operating Report and Interim Statement contain unaudited information. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report or Interim Statement are complete. The Monthly Operating Report and Interim Statement also contain information for periods which may be shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (“Exchange Act”). Such information may not be indicative of the Company’s financial condition or operating results for the periods which would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act.

     Moreover, the Monthly Operating Report and Interim Statement and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company’s operating performance that may not be realized and subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company’s control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company’s financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Monthly Operating Report and Interim Statement, and the Company undertakes no obligations to update or revise such Monthly Operating Report or Interim Statement.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

Exhibit No.	Description

99.1	Monthly Operating Report and Monthly Interim Statement for the period from October 29, 2001 to November 25, 2001 filed with the Bankruptcy Trustee on December 19, 2001

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OUTSOURCE INTERNATIONAL, INC.

By: /s/ Michael A. Sharp

Name: Michael A. Sharp Title: Chief Financial Officer and Chief Restructuring Officer

Date:	December 27, 2001